                            SECOND AMENDMENT TO THE
                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made and entered into as of this 1st day of July, 1997, by and among COMMUNICATIONS CENTRAL INC., a Georgia corporation ("CCI"),
                                                               ---
COMMUNICATIONS CENTRAL OF GEORGIA, INC., a Georgia corporation ("CCG"), INVISION
                                                                 ---
TELECOM, INC., a Georgia corporation ("InVision") (CCI, CCG and InVision being
                                       --------
herein collectively called "Borrowers" and individually called "Borrower"), and
                            ---------                           --------
FIRST UNION NATIONAL BANK (formerly, First Union National Bank of Georgia), a national banking association ("the Lender");
                               ----------

                                  WITNESSETH:
                                  ----------

     WHEREAS, pursuant to the Second Amended and Restated Credit Agreement, dated as of August 15, 1996, as amended by the First Amendment (the "First Amendment") to the Second Amended and Restated Credit Agreement dated October 8, 1996 (the "Credit Agreement"), between the Borrowers and Lender pursuant to which Lender made available to Borrowers a term loan (the "Tranche A Loan") in an aggregate principal amount of Fifty Million Dollars ($50,000,000), a revolving credit facility permitting, subject to the terms and conditions thereof, advances of up to Thirteen Million Dollars ($13,000,000) at any one time outstanding (the "Tranche B Loans"), and an additional term loan (the "Tranche C Loans) in an aggregate principal amount of Twelve Million Dollars ($12,000,000); and

     WHEREAS, Borrowers and the Lender desire to amend the Credit Agreement as provided herein;

     NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. DEFINED TERMS. All capitalized terms used herein and not expressly defined herein shall have the same respective meanings given to such terms in the Credit Agreement.

     2. AMENDMENT OF CERTAIN DEFINITION. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Tranche C Maturity Date" in its entirety and by substituting therefor the following new definition of "Tranche C Maturity Date" to read as follows:

          "Tranche C Maturity Date" shall mean September 1, 1997.
           -----------------------

     3. FACILITY FEE. In consideration of the Lender entering into this Agreement and extending the maturity date of the Tranche C Loan, Borrowers, jointly and severally, agree to pay to Lender a facility fee in immediately available Federal funds in an amount equal to

$100,000 on July 1, 1997, and an amount equal to $50,000 on August 1, 1997. Such fees shall be fully earned upon their payment and shall not be subject to rebate or proration.

     4. PRINCIPAL PAYMENT. Borrowers hereby agree, as a condition to the extension of the Tranche C Maturity Date, to pay Lender, on July 1, 1997, in addition to any other principal payment which may then be due under the Credit Agreement, $1,500,000 as a payment of principal with respect to the Tranche C Loan. Such payment shall be made in immediately available Federal funds, and, once paid, may not be reborrowed.

     5. CONDITIONS PRECEDENT. This Amendment shall not become effective unless and until the following conditions have been met, to the sole and complete satisfaction of the Lender:

          (a) REPRESENTATIONS AND WARRANTIES. All of the representations and warranties made by Borrowers, and each of them, under the Credit Agreement and the other Credit Documents shall be true and correct in all material respects as of the date hereof.

          (b) NO MATERIAL ADVERSE CHANGE. Since August 15, 1996, there shall not have occurred any material adverse change in the assets, liabilities, business, operations or condition (financial or otherwise) of the Borrowers, or any of them, or any event, condition, or state of facts which would reasonably be expected to have a Material Adverse Effect subsequent to the date hereof. However, reference is made to Exhibit A attached hereto and incorporated herein.

          (c) DOCUMENTATION. The Lender shall have received the following documents, each duly executed and delivered to Lender, and each to be satisfactory in form and substance to Lender:

               (i)   the Amendment;

               (ii) an Acknowledgment and Agreement of Central Payphone Services, Inc.;

               (iii) certificates of the Borrowers and Central Payphone
                     Services, Inc.;

               (iv) the favorable opinion of the outside counsel for the Borrowers in form and substance satisfactory to the Lender;

               (v) such other documents, instruments and agreements with respect to the transactions contemplated by this Amendment, in each case in such form and containing such additional tams and conditions as may be reasonably satisfactory to Lender, and containing, without limitation, representations and warranties which are customary and usual in such documents.

          (d) PAYMENT OF PRINCIPAL AND FEES. The facility fee due and payable on July 1, 1997, pursuant to Section 3 above and the $1,500,000 principal payment with respect to the Tranche C Loan due and payable on July 1, 1997, pursuant to Section 4 above, shall have been paid in full.

     6. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. Borrowers, jointly and severally, hereby represent and warrant to Lender that (a) all of Borrowers' representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date of Borrowers' execution of this Amendment; (b) no Default or Event of Default has occurred and is continuing as of such date under any Credit Document; (c) Borrowers, and each of them, have the power and authority to enter into this Amendment and to perform all of their respective obligations hereunder; (d) the execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate action on the part of Borrowers, and each of them, and this Amendment and the other documents, instruments, and certificates executed and delivered by Borrowers, or any of them, hereunder or pursuant hereto constitute the legal, valid and binding obligation of such Borrowers, enforceable in accordance with their respective terms; and (e) the execution and delivery of this Amendment and performance thereof by Borrowers, and each of them, do not and will not violate the Articles of Incorporation, By-laws or other organizational documents of the Borrowers, or any of them, and do not and will not violate or conflict with any law, order, writ, injunction, or decree of any court, administrative agency or other governmental authority applicable to Borrowers, or any of them, or their respective properties.

     7. EXPENSES. Borrowers, jointly and severally, agree to pay, immediately upon demand by the Lender, all costs, expenses, attorneys' fees and other charges and expenses actually and reasonably incurred by the Lender in connection with the negotiation, preparation, execution and delivery of this Amendment and any other instrument, document, agreement or amendment executed in connection with this Amendment.

     8. DEFAULTS HEREUNDER. The breach of any representation, warranty or covenant contained herein or in any document executed in connection herewith, or the failure to observe or comply with any term or agreement contained herein shall constitute an Event of Default under the Credit Agreement, and the Lender shall be entitled to exercise all rights and remedies it may have under the Credit Agreement, any other documents executed in connection therewith and applicable law.

     9. REFERENCES. All references in the Credit Agreement and each of the other Credit Documents (including, without limitation, the Stock Pledge Agreement, the Security Agreements and those certain Collateral Assignments of Site License Agreements by each of CCI, CCG and InVision dated August 14, 1996) to the Credit Agreement shall hereafter be deemed to be references to the Credit Agreement as amended by the First Amendment and as further amended hereby and as the same may hereafter be amended from time to time.

     10. LIMITATION OF AMENDMENT; REAFFIRMATION. Except as specifically set forth herein, this Amendment shall not be deemed to waive, amend or modify any term or condition of the Credit Agreement, each of which shall remain in full force and effect. Borrowers, and each of them, hereby ratify and reaffirm each and every provision of the Credit Agreement (including, without limitation, the cross-guaranty provisions of Article 9), as amended hereby and each and every provision of each of the other Credit Documents and reaffirm and confirm each and every of the security interests, security agreements, assignments and other collateral given or made in connection with or pursuant to the Credit Agreement, including, without limitation, each and every provision of the Security Documents.

     11. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and any party hereto may execute any counterpart, each of which, when executed and delivered, will be deemed to be an original and all of which, taken together, will be deemed to be but one and the same agreement.

     12. FURTHER ASSURANCES. Borrowers, and each of them, hereby agree to take such further action as the Lender shall reasonably request in connection herewith to evidence the amendments herein contained to the Credit Agreement.

     13. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

     14. GOVERNING LAW . This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia, without regard to principles of conflicts of law.

     15. NO NOVATION. Borrowers and the Lender acknowledge and agree that neither this Amendment nor any document executed in connection herewith or pursuant hereto constitutes, and shall not be construed as, a novation or an accord and satisfaction of any Obligations owing by Borrowers, or any of them, pursuant to the Credit Agreement or the other Credit Documents.

     16. NO CLAIM. Borrowers, and each of them, hereby represent, warrant, acknowledge and agree with the Lender that as of the date of this Amendment (a) Borrowers neither hold nor claim any right of action, claim, cause of action or damages, either at law or in equity, against the Lender which arise from, may arise from, allegedly arise from, are based upon or are related in any manner whatsoever to the Credit Agreement and the other Credit Documents, or any of them, or which are based upon acts or omissions of the Lender in connection therewith and (b) the Obligations are absolutely owed to the Lender, without offset, deduction or counterclaim.


            [The Remainder of This Page is Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the date first written above.


                                         BORROWERS:

(CORPORATE SEAL)                         COMMUNICATIONS CENTRAL INC.

Attest:                                  By:  /s/ Rodger L. Johnson
                                            ------------------------------------
                                            Title:  President & Chief Executive
                                                    Officer
    /s/ C. D. McKeever
------------------------------
Title: Vice President - Finance



(CORPORATE SEAL)                         COMMUNICATIONS CENTRAL OF GEORGIA, INC.

Attest:                                  By:  /s/ Rodger L. Johnson
                                            ------------------------------------
                                            Title:  President & Chief Executive
                                                    Officer
    /s/ C. D. McKeever
------------------------------
Title: Vice President - Finance


(CORPORATE SEAL)                         INVISION TELECOM, INC.

Attest:                                  By:  /s/ Rodger L. Johnson
                                            ------------------------------------
                                            Title:  President & Chief Executive
                                                    Officer
    /s/ C. D. McKeever
------------------------------
Title: Vice President - Finance



                                         LENDER:

                                         FIRST UNION NATIONAL BANK
                                         (formerly, First Union National Bank of
                                            Georgia)

                                         By:  /s/ Caperton D. Putt
                                            ------------------------------------
                                            Title:  Vice President

                                   EXHIBIT A
                                   ---------

     On July 1, 1997, the United States Court of Appeals for the District of Columbia Circuit (Case No. 96-1394) remanded the decision on compensation for 800 and access code calls back to the Federal Communications Commission ("FCC") for further consideration. The Court of Appeals also reaffirmed the FCC's ruling that the local coin rate will be deregulated on October 7, 1997.

     Borrowers have not had the opportunity to adequately review the Court of Appeals' ruling and therefore, are unable to express an opinion about, or to properly evaluate, the Court of Appeals' ruling. Borrowers will advise the Lender as soon as they receive a clarification of the Court of Appeals' ruling.